Supplement dated February 24, 2025
to the following statutory prospectus(es):
Waddell & Reed Advisors Select Preferred (2.0) dated May 1, 2019
BOA Advisor Variable Annuity dated May 1, 2014
BOA Choice Annuity dated May 1, 2013
Key Choice dated May 1, 2013
Paine Webber Choice Annuity dated May 1, 2013
Schwab Income Choice Variable Annuity dated May 1, 2012
Successor dated May 1, 2008
Waddell & Reed Advisors Select Annuity dated May 1, 2008
America's Vision Plus Annuity dated May 1, 2004
America's Vision Annuity dated May 1, 2004
ElitePRO LTD dated May 1, 2003
ElitePRO Classic dated May 1, 2003
Retirement Ally A dated May 1, 2003
Retirement Ally B dated May 1, 2003
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2025, Guaranteed Term Options are no longer available as investment options under the contract (no longer available to receive new allocations, transfers, or renewals).
PROS-0969